Derivative Instruments Accounted for at Fair Value	6 Months Ended
Jun. 30, 2026
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments Accounted for at Fair Value
9. Derivative Instruments Accounted for at Fair Value
Interest Rate risk

The Company has a number of existing vessel loan facilities with associated amortizing fixed interest rate swaps. As of June 30, 2026, the interest rate swaps had a net positive fair value to the Company of $2.5 million compared to a net negative fair value of $0.8 million to the Company as of December 31, 2025. There were unrealized gains of $2.4 million on the fair value of the swaps for the three months ended June 30, 2026, compared to unrealized losses of $1.3 million for the three months ended June 30, 2025. There were unrealized gains of $4.0 million on the fair value of the swaps for the six months ended June 30, 2026, compared to an unrealized loss of $2.4 million for the six months ended June 30, 2025.
The Company repaid the $55.8 million July 2015 Santander Credit Facility B during the three and six months ended June 30, 2026, and as a result the Company cash settled interest rate swap agreements linked to $55.8 million July 2015 Santander Credit Facility B and realized a loss of $0.4 million compared to a realized loss of $1.2 million for six months ended June 30, 2025, and $nil for the three months ended June 30, 2025).
These fixed interest rate swaps are typically entered into with the financial institutions that are also lenders under our loan facilities. The interest rates payable by the Company under the fixed leg of these interest rate swap agreements are between 3.99% and 5.75%. The interest rate receivable by the Company under the variable leg of these interest rate swap agreements is typically 3-month SOFR, calculated on a 360-day year basis and which resets every three months.
All interest rate swaps are remeasured to fair value at each reporting date and have been categorized as Level Two on the fair value measurement hierarchy. The remeasurement to fair value has no impact on cash flows at the reporting date. There is no requirement for cash collateral to be placed with the swap providers under these swap agreements and there is no effect on restricted cash as of June 30, 2026.
As of June 30, 2026, we held the following interest rate swaps that partially hedge our variable-rate loan facilities:

Facility	Hedged notional amount	Fixed rate	Variable rate
	(in thousands)
October 2013 DB Credit Facility A	3,583	4.05%	Comp SOFR
July 2015 DB Credit Facility B	13,956	3.99%	Comp SOFR
March 2023 Secured Term Loan	68,872	5.75%	Comp SOFR
August 2024 Secured Term Loan and RCF	123,871	5.46%	Term SOFR
May 2025 Senior Secured Term Loan and RCF	160,549	5.31%	Term SOFR
	$370,831
The following table includes the estimated fair value of those assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2026, and December 31, 2025.

		December 31, 2025	June 30, 2026
		(in thousands)
	Fair Value Hierarchy	Fair Value Asset/(Liability)
Interest rate swap agreements Assets	Level 2	$1,372	$2,455
Interest rate swap agreements Liability	Level 2	(2,219)	—
		$(847)	$2,455

The Company uses derivative instruments in accordance with its overall risk management policy to mitigate the risk of unfavorable movements in interest rates.
The Company held no derivatives designated as hedges as of June 30, 2026, and December 31, 2025.
Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.

Foreign Currency Exchange Rate risk

All foreign currency-denominated monetary assets and liabilities are revalued and reported in the Company’s functional currency based on the prevailing exchange rate at the end of the period. These foreign currency transactions fluctuate based on the strength of the U.S. Dollar. The remeasurement of all foreign currency-denominated monetary assets and liabilities at each reporting date results in unrealized foreign currency exchange differences which do not impact our cash flows.

Credit risk

The Company is exposed to credit losses in the event of non-performance by the counterparties to its interest rate swap agreements. As of June 30, 2026, the Company is exposed to credit risk where interest rate swaps are in an asset position from the perspective of the Company. In order to minimize counterparty risk, the Company only enters into derivative transactions with counterparties that are reputable financial institutions, highly rated by a recognized rating agency.

The fair value of our interest rate swap agreements is the estimated present value of future cash flows that we would pay/receive to sell or transfer the swap at the reporting date, taking into account current interest rates and the current creditworthiness of the swap counterparties. The amount recorded as a derivative asset or liability could vary by a material amount in the near term if credit markets are volatile or if credit risk were to change significantly.
The fair value of our interest rate swap agreements at the end of each period is most significantly affected by the interest rate implied by the benchmark interest yield curve, including its relative steepness. Interest rates and foreign exchange rates may experience significant volatility in both the short and long term. While the fair value of our swap agreements is typically more sensitive to changes in short-term rates, significant changes in long-term benchmark interest, foreign exchange rates and the credit risk of the counterparties of the Company may also materially impact the fair values of our swap agreements.